6. Acquisition	9 Months Ended
Mar. 31, 2020
Business Combinations [Abstract]
Acquisition

NOTE 6 – ACQUISITION

On August 13, 2019, The Company closed an Asset Purchase Agreement (the “APA”) with Troy Mining Corporation (“Troy”). Under the APA, the company acquired 78 gold mining claims consisting of approximately 4,800 acres, located east/southeast of El Portal, California, in Mariposa County, together with all of Troy’s rights to related equipment and buildings currently located on the mining claims. In exchange for the mining claims and related assets, the company agreed to issue 1,833,000 shares of a new class of preferred stock designated Series B Preferred Stock; and agreed to make total cash payments in the amount of $500,000 under a Promissory Note (the “Purchase Note”).

Under the Purchase Note, we paid $50,000 at the time of the closing, and are required to pay an additional $50,000 within sixty days of the closing, and $25,000 every other month thereafter, with the entire remaining amount due no later than March 31, 2020. In the event of default under the Purchase Note, all assets acquired under the APA will be forfeited back to Troy. We are current on all the terms of the agreement.

On October 9, 2019, a contract extension was agreed between Star Alliance International Corp. and Troy Mining Corporation. The agreement gives the Company 150 days to file an S-1 registration statement and obtain approval for the shares that are to be issued to the Troy shareholders to become free trading.

As of March 31, 2020, the Company has paid $115,000 on the note. The balance as of March 31, 2020, is $385,000.